UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2010

Strategic Storage Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-53644

MD	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Stockholders of Strategic Storage Trust, Inc. (the "Registrant") on June 16, 2010, the following directors were each elected to serve as a director until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified:
Director	Votes For	Votes Withheld
H. Michael Schwartz	10,074,189	149,221
Harold "Skip" Perry	10,072,604	150,806
Timothy S. Morris	10,076,877	146,533

At the 2010 Annual Meeting, the appointment of Reznick Group, P.C. as the Registrant's independent registered public accounting firm was ratified by the following vote:
Ratification of Appointment of:	Votes For	Votes Against	Votes Abstained
Reznick Group, P.C.	9,855,538	126,336	241,536

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.
Date: June 18, 2010	By:	/s Michael S. McClure
Michael S. McClure
Chief Financial Officer